CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Oct. 31, 2021	Oct. 31, 2020
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
Revenue	$ 1,830,459	$ 1,506,929
Operating expenses:
Salary and wages	702,468	721,762
Consultants	214,654	377,639
Option discount	194,926	209,437
General and administrative expense	871,548	587,868
Depreciation	2,624	2,455
Loss from operations	(155,761)	(392,232)
Other income (expenses):
Other income	258	123
Canadian emergency business relief account	39,385	59,674
Currency exchange	(73,371)	5,099
Total other income (expense)	(33,728)	64,896
Loss before taxes	(189,489)	(327,337)
Income taxes	25,901	16,004
Net loss	(163,588)	(311,333)
Foreign currency translation adjustments	(24,478)	(9,042)
Comprehensive loss	$ (188,066)	$ (331,995)
Net loss per share to common shareholders, basic and diluted	$ (0.00)	$ (0.01)
Weighted average number of shares outstanding, basic and diluted	51,576,122	51,576,122